Exhibit 10(b)

AMENDMENT NO.1 TO LOAN AGREEMENT

     THIS AMENDMENT AGREEMENT (this "Amendment"), dated as of December 23, 1993 among DOLLAR GENERAL CORPORATION, a Kentucky corporation, DOLGENCORP, INC., a Kentucky corporation (the "Borrowers"), the various banks and lending institutions parties hereto (each a "Bank" and collectively, the "Banks"), and NATIONSBANK OF NORTH CAROLINA , N.A., a national banking association, as agent for the Banks (in such capacity, the "Agent");

                           W I T N E S S E T H:

     WHEREAS, pursuant to that certain Loan Agreement, dated as of August 19, 1992 (the "Existing Loan Agreement"), among the parties hereto, the Banks have agreed to make loans to the Borrowers; and

     WHEREAS, the Borrowers, the Banks and the Agent desire to make certain amendments to the Existing Loan Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                  PART I
                                DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Amended Loan Agreement" means the Existing Loan Agreement as amended hereby.

     "Amendment No. 1 Effective Date" is defined in Subpart 3.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Loan Agreement.

                                  PART II
                   AMENDMENTS TO EXISTING LOAN AGREEMENT

     Effective on (and subject to the occurance of) the Amendment
No. 1 Effective Date, the Existing Loan Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Loan Agreement, the Notes and the other Loan
Documents shall continue in full force and effect.

     SUBPART 2.1 Amendments to the Introduction. The first paragraph of the Existing Loan Agreement is amended to read in its entirety as follows:

     THIS AGREEMENT, dated as of August 19, 1992 and amended as of December 23, 1993, by and among DOLLAR GENERAL CORPORATION, a Kentucky corporation, DOLGENCORP, INC., a Kentucky corporation (the "Borrowers"), the various banks and lending institutions on the signature pages hereto (each a "Bank" and collectively the "Banks") and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association, as Agent for the Banks hereunder (hereinafter in such capacity referred to as the "Agent").

     SUBPART 2.2 Amendments to Article I.  Article I of the
Existing Loan Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

     "Amendment No. 1" means Amendment No. 1 to Loan Agreement, dated as of December 23, 1993, among the Borrowers, the Agent and the Banks, amending this Loan Agreement as then in effect.

     "Funded Debt" means all Indebtedness of the Borrowers and their Subsidiaries.

     "Total Capital" means all Indebtedness of the Borrowers and their Subsidiaries plus consolidated net shareholders' equity of the Borrowers and their Subsidiaries, determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

     Article I of the Existing Loan Agreement is further amended by deleting the reference to "letters of credit issued or" in subparagraph (d) of the definition of "Indebtedness".

     Article I of the Existing Loan Agreement is further amended by amending the definition of "Termination Date" in its entirety so that such definition now reads as follows:

     "Termination Date" means September 30, 1995; provided, however, such a date may be extended for periods of one (1) year as may be requested of the Banks by written notice from the Borrowers to the Agent and Agreed to in writing by the Agent (with the approval of all of the Banks in their sole discretion). such request by the Borrower shall be made in writing at least thirteen (13) months prior to the next scheduled Termination Date. Upon receipt of such request, the Banks agree to approve or disapprove such request at least twelve (12) months prior to the next scheduled Termination Date.

     Article I of the Existing Loan Agreement is further amended by amending the definition of "Leverage Ratio" in its entirety so that such definition now reads as follows:

     "Leverage Ratio" means the ratio of (I) Funded Debt to (ii)
     Total Capital.

     SUBPART 2.3 Amendments to Section 2.01. Section 2.01 is amended by replacing the reference to "five (5) Loans" in line 21 thereof with a reference to "Eight (8) Loans (other than Bid Rate
Loans)".

     SUBPART 2.4 Amendments to Section 2.02(a). Section 2.02 (a) is amended by replacing the reference to "11:30 am" in line 5 thereof with a reference to "12:00 noon".

     SUBPART 2.5 Amendments to Section 2.02(b). Section 2.02(b) is amended by replacing each reference to "$2,000,000.00" therein to "$1,000,000.00".
     SUBPART 2.6 Amendments to Section 2.07(a). Section 2.07(a) is amended by replacing the reference to "11:30 a.m." in line 2 thereof with a reference to "12:00 noon" and by replacing the reference to "two" in line 21 thereof with a reference to "four".

     SUBPART 2.7 Amendments to Section 2.07(b). Section 2.07(b) is amended by replacing the reference to "10:00 a.m." in line 5 thereof with a reference to "10:30 a.m.".

     SUBPART 2.8 Amendments to Section 2,07(c). Section 2.07 is amended in its entirety so that such section now reads as follows:

     (c)Acceptance of Bid Rate Offers. The Agent shall promptly notify the Borrowers of all Bid Rate Offers received within the required time and the contents thereof. The Borrowers may then, but shall not be obligated to, accept one or more of the Bid Rate Offers in whole or in part by written notice or telephonic notice (confirmed immediately thereafter in writing) thereof to the Agent by 12:00 noon (Charlotte, North Carolina time) on the Business Day of the requested Bid Rate Loan; provided, that is the Borrowers elect to accept one or more Bid Rate Offers, such acceptance shall be made on the basis of ascending Offered Rates. In the event two or more Bid Rate Offers offer the same interest rate, the Banks making such Bid Rate Offers shall share equally in the Bid Rate Loan advance. Acceptance of any Bid Rate Offers shall be a minimum aggregate principal amount of $1,000,000 and shall be irrevocable. Failure by the Borrowers to accept any such Bid Rate Offers on a timely basis shall be deemed to be a rejection of such Bid Rate Offers. The Agent shall then promptly notify all of the Banks (including particularly the Banks which had had all or a portion of their Bid Rate Offer accepted) of the Borrowers' acceptance or rejection of Bid Rate Offers, and the terms of any Bid Rate Loans to be made.

     SUBPART 2.9 Amendments to Section 5.17. Section 5.17 is amended by deleting the words "working capital needs" in the first sentence of such Section and replacing it with the words
"general corporate purposes".

     SUBPART 2.10 Amendments to Section 6.13. Section 6.13 is amended in its entirety so that such Section now reads as follows:

     6.13 Current Ratio. The Borrowers will maintain a ratio of Current Assets to Current Liabilities of at least 2.0 to 1.0 as of the last day of each fiscal quarter commencing with the fiscal quarter ending October 31, 1993.

     SUBPART 2.11 Amendments to Section 6.14. Section 6.14 is amended in its entirety so that such Section now reads as follows:

     6.14  Leverage Ratio.  The Borrowers shall maintain a
     Leverage Ratio of no greater than .36 to 1.0 as the last day of each fiscal quarter commencing with the fiscal quarter ending October 31, 1993.

     SUBPART 2.12 Amendments to Section 7.01(e). Section 7.01(e) is amended by deleting the word "uncommitted" in line 2 thereof.

     SUBPART 2.13 Amendments to Section 7.14. Section 7.14 is amended in its entirety so that such Section now reads as follows:

     7.14 Capital Expenditures. The Borrowers and their Subsidiaries shall not make Capital Expenditures in excess of $30,000,000.00 during the fiscal year ending January 31, 1994 or any fiscal year thereafter. If Capital Expenditures in any such fiscal year are less than $30,000,000.00, then an amount equal to the lesser of (I) $30,000,000.00 less the actual Capital Expenditures or (ii) $5,000,000.00 may be carried forward and used in the next fiscal year only.

     SUBPART 2.14  Additional Amendments to Article VII.  Article
VII is further amended by adding the following sentence at the end of such Article:

          Notwithstanding anything to the contrary contained in
this Article   VII, the Borrowers shall be permitted to
repurchase their capital stock.

                                 PART III
                        CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective on such date (the "Amendment No. 1 Effective Date") on or prior to December 23, 1993, when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to , as 'Amendment No. 1."

     SUBPART 3.1.1.   Execution of Counterparts.  The Agent shall
have received counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrowers, the Agent and each Bank.

     SUBPART 3.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel.

                                  PART IV
                               MISCELLANEOUS

     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.2 Instrument Pursuant to Existing Loan Agreement. This Amendment is a document executed pursuant to the Existing Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Loan Agreement.

     SUBPART 4.3 Notes and Loan Documents. The Borrowers hereby confirm and agree that the Notes and the other Loan Documents are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereunder, except that, upon the effectiveness of, and on and after the date of , this Amendment, all references in each Note and each Loan Document to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Existing Loan Agreement shall mean the Amended Loan Agreement.


SUBPART 4.4 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SUBPART 4.5 Governing Law; Entire Agreement  THIS AMENDMENT SHALL
BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING
EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SUBPART 4.6 Successors and Assigns This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.7 Representations and Warranties The Borrowers represent and warrant to the Agent and the Banks that (I) the representations and warranties made in Article V of the Existing Loan Agreement are true and correct on and as of the Amendment No. 1 Effective Date as though made on such date, (ii) no Default or Event of Default has occurred and remains uncured as of the Amendment No. 1 Effective Date, (iii) the Borrowers are in full compliance with the terms and provisions of the Amended Loan Agreement, and (iv) all financial reports and information submitted to the Agent or the Banks since the date of the Existing Loan Agreement accurately state and reflect the financial condition of the Borrowers.
IN WITNESS WHEREOF, the
parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.


                                   DOLLAR GENERAL CORPORATION
ATTEST:

By:/s/:Bob Carpenter               By:/s/:Kent Garner________
V.P., Corporate Secretary          Title: Vice President, Chief
(Corporate Seal)                   Financial Officer & Treasurer

                                   DOLGENCORP, INC.
ATTEST:
By:/s/:Bob Carpenter               By:/s/:Kent Garner
V.P., Corporate Secretary          Title: Vice President, Chief
(Corporate Seal)                   (Financial Officer

                                   NATIONSBANK OF NORTH CAROLINA,
                                   N.A.,Individually and as Agent


               By__________________________
                                   Title:Vice President


                                   BARNETT BANK OF BROWARD
                                   COUNTY, N.A.

                                   By_________________

                                   Title: Sr. Vice President


                                   FIRST AMERICAN NATIONAL BANK

                                   By: /s/:Karla L. Allan
                                   Title: Vice President

                                   THIRD NATIONAL BANK IN
                              NASHVILLE
                                   By: Robert W. Meyer____
                                   Title: First Vice President

                                   WACHOVIA BANK OF GEORGIA, N.A.
                                   By:
                                   Title: Vice President



AMENDMENT NO. 3 TO LOAN AGREEMENT

     THIS AMENDMENT AGREEMENT (this Amendment ), dated as of October 31, 1994 among DOLLAR GENERAL CORPORATION, a Kentucky corporation, DOLGENCORP, INC., a Kentucky corporation (the
 Borrowers ), the various banks and lending institutions parties hereto (each a Bank and collectively, the Banks ), and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association, as agent for the Banks (in such capacity, the
 Agent );

                          W I T N E S S E T H:

     WHEREAS, pursuant to that certain Loan Agreement, dated as of August 19, 1992, as amended as of December 23, 1993 and January 31, 1994 (the Existing Loan Agreement ), among the parties hereto, the Banks have agreed to make loans to the Borrowers; and

     WHEREAS, the Borrowers, the Banks and the Agent desire to make certain amendments to the Existing Loan Agreement;

     NOW THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows;

                                  PART I
                                DEFINITIONS

     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

      Amended Loan Agreement means the Existing Loan Agreement as amended hereby.

      Amendment No. 3 Effective Date  is defined in Subpart 4.1.

     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Loan Agreement.

                                  PART II
                   AMENDMENTS TO EXISTING LOAN AGREEMENT

     Effective on (and subject to the occurance of)the Amendment
No. 3 Effective Date, the Existing Loan Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Loan Agreement, the Notes and the other Loan Documents shall continue in full force and effect.

     SUBPART 2.1 Amendments to the Introduction. The first paragraph of Existing Loan Agreement is amended to read in its entirety as follows:

     THIS AGREEMENT, dated as of August 19, 1992 and amended as of December 23, 1993 and as of January 31, 1994 and October 31, 1994, by and among DOLLAR GENERAL CORPORATION, a Kentucky corporation, DOLGENCORP, INC., a Kentucky corporation (the Borrowers ), the various banks and lending institutions on the signature pages hereto (each a Bank and collectively, the Banks ) and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association, as Agent for the Banks hereunder (hereinafter in such capacity referred to as the Agent ).

     SUBPART 2.2 Amendments to Article I.  Article I of the
Existing Loan Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definition:

           Amendment No. 3" means Amendment No. 3 to Loan
Agreement, dated as      of October 31, 1994, among the Borrowers,
the Agent and the Banks, amending this Loan Agreement as then in effect.

SUBPART 2.3 Amendments to Section 7.14. Section 7.14 is amended in its entirety so that such Section now reads as follows:

          7.14 Capital Expenditures. The Borrowers and their Subsidiaries shall not make Capital Expenditures in excess of $45,000,000.00 during the fiscal year ending January 31, 1995 or any fiscal year thereafter. If Capital Expenditures in any such fiscal year are less than $45,000,000.00, then an amount equal to the lesser of (I) $45,000,000.00 less the actual Capital Expenditures or (ii) $5,000,000.00 may be carried forward and used in the next fiscal year only. Capital Expenditures made prior to January 31, 1996 in connection with the distribution center in Ardmore, Oklahoma shall be excluded from the foregoing computations.

                                 PART III
                        CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1. Amendment No. 3 Effective Date. This Amendment shall be and become effective on such date (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Subpart 3.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as "Amendment No. 3".

     SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrowers, the Agent and each Bank.

     SUBPART 3.1.2. Legal Details, Etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent and its counsel.

                                  PART IV
                               MISCELLANEOUS

     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 4.2 Instrument Pursuant to Existing Loan Agreement. This Amendment is a document executed pursuant to eh Existing Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Loan Agreement.

     SUBPART 4.3 Noted and Loan Documents The Borrowers hereby confirm and agree that the Notes and other Loan Documents are, and shall continue to be, in full force and effect, and hereby ratify and confirm in all respects their obligations thereby, except that, upon the effectiveness or, and on and after the date of, this Amendment, all references in each Note and each Loan Document to the "Loan Agreement", "thereunder", "thereof" or words of like import referring to the Existing Loan Agreement shall mean the Amended Loan Agreement.

     SUBPART 4.4 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5 Governing Law; Entire Agreement.  THIS AMENDMENT
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER GOVERNED BY THE
INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 4.6 Successors and Assigns. This Amendment is binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.7 Representations and Warranties. The Borrowers represent and warrant the Agent and the Banks that (I) the representations and warranties made in Article V of the Existing Loan Agreement are true and correct on and as of the Amendment No. 3 Effective Date as though made on such date, (ii) not Default or Event of Default has occurred and remains uncured as of the Amendment No. 3 Effective Date, (iii) the Borrowers are in full compliance with the terms and provisions of the Amended Loan Agreement, and (iv) all financial reports and information submitted to the Agent or the Banks since the date of the Existing Loan Agreement accurately state and reflect the financial condition of the Borrowers.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                              DOLLAR GENERAL CORPORATION
ATTEST:                       By:/s/: C. Kent Garner
By:/s/:Bob Carpenter          Title: V.P.-Finance and
Title:V.P., Corporate                Treasurer
Secretary
(Corporate Seal)



                              DOLGENCORP, INC.
ATTEST:                       By:/s/:C. Kent Garner
By:/s/:Bob Carpenter          Title: V.P.-Finance and
Title: V.P., Corporate               Treasurer
Secretary
(Corporate Seal)

                              NATIONSBANK OF NORTH CAROLINA, N.A.
                              Individually and as Agent

                              By ________________________________

                              Title______________________________


                              BARNETT BANK OF BROWARD COUNTY, N.A.

                              By ________________________________

                              Title______________________________


                              FIRST AMERICAN NATIONAL BANK

                              By ________________________________

                              Title______________________________


                              THIRD NATIONAL BANK IN NASHVILLE

                              By ________________________________

                              Title______________________________


                              WACHOVIA BANK OF GEORGIA, N.A.

                              By ________________________________

                              Title______________________________